SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2004

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation )	(Commission File No.)	(I.R.S. Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 23, 2004, the Company and its subsidiary, J. C. Penney Corporation, Inc., executed a Third Amendment to Employment Agreement with Vanessa Castagna. The Third Amendment revises Ms. Castagna’s Employment Agreement to provide (1) that the amount of Ms. Castagna’s award under the J. C. Penney Corporation, Inc. Management Incentive Compensation program for the fiscal year ending January 29, 2005 be the actual award payable, and (2) that payments of salary to and including January 31, 2005 and the March 2005 Compensation Program payment shall not be subject to reduction for payments received by Ms. Castagna from another employer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Jeffrey J. Vawrinek
Jeffrey J. Vawrinek
Assistant Secretary

Date: December 29, 2004